Shareholders' Equity	12 Months Ended
Dec. 30, 2016
Equity [Abstract]
Shareholders' Equity

Note 10—Shareholders’ Equity

Preferred Shares

Prior to the IPO, the Company’s preferred shares had the following characteristics:

Conversion—The holders of preferred shares may convert to common stock at any time at the option of the holder, and the preferred shares will automatically convert to common stock upon a majority vote of the holders of preferred stock. The conversion price is equal to the ratio of the original issuance price divided by the conversion price.

Liquidation preference—In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the preferred shareholders are entitled to receive an amount per share equal to the greater of (i) The original issuance price plus any dividends declared but unpaid or (ii) an amount per share that would have been payable assuming conversion to common stock immediately prior to a liquidation event. Any remaining assets of the Company after the initial liquidation preference will be made to the common stock holders on a pro rata basis. If the assets of the Company are not sufficient for the full liquidation preference, the holders will share in any distribution on a pro rata basis.

Voting—Preferred shareholders have voting rights based on the number of shares of common stock into which the preferred shares can convert.

Dividends—Preferred shareholders are entitled to receive dividends when and if declared by the Board of Directors. In August 2015, the Board of Directors approved and paid a cash dividend totaling $22,127 to the preferred shareholders.

At the IPO, all outstanding preferred shares were converted into 17,722,808 ordinary shares.